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                  AMENDMENT TO COMMON STOCK PURCHASE WARRANT

     THIS AMENDMENT TO COMMON STOCK PURCHASE WARRANT (this "AMENDMENT") is dated as of December 9, 1997, between SIENA CAPITAL PARTNERS, L.P., a California general partnership ("Siena") and BROTHERS GOURMET COFFEES, INC. (the "COMPANY").

                                   RECITALS

     WHEREAS, the Company issued to Siena a common Stock Purchase Warrant dated September 20, 1996 (as amended, the "WARRANT"), exercisable with respect to up to 100,000 shares of the Company's Common Stock, subject to adjustment as set forth in the Warrant. All terms not otherwise defined herein shall have the meaning given such terms in the Warrant; and

     WHEREAS, the Company and Siena desire to amend the Warrant as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. The Company and Siena hereby agree that the last sentence of the preamble of the Warrant shall be amended in its entirety to read as follows:


          "The exercise price per share of Common Stock for which this Warrant is exercisable shall be the lesser of (i) $1.5625 per share or (ii) t he average closing price of the Common Stock on the securities exchange or other inter-dealer quotation system on which the Common Stock is then listed over the thirty (30) trading day period immediately prior to the Initial Warrant Effective Date, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "EXERCISE PRICE")."
     2. The Warrant shall remain in full force and effect as amended hereby and all parties hereto hereby ratify and affirm the Warrant as so amended.



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     IN WITNESS WHEREOF, the Company and Siena have executed this Amendment as of the date first written above.

                                    SIENA CAPITAL PARTNERS, L.P.
                                    a California limited partnership

                                    By:  Aneis Advisors GP, Inc.
                                         a California corporation,
                                         its general partner

                                         By:  _______________________________
                                              Name:
                                              Title:


                                    BROTHERS GOURMET COFFEES, INC.

                                    By:  ____________________________________
                                         Name:
                                         Title: